                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                      __________


                                       FORM 8-K


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



                         Date of Report:  September 30, 1997



                         BIG BUCK BREWERY & STEAKHOUSE, INC.
                (Exact name of registrant as specified in its charter)



    MICHIGAN                      0-20845             38-3196031
(State or Other Jurisdiction      (Commission         (IRS Employer
    of Incorporation)             File Number)        Identification No.)


                              550 SOUTH WISCONSIN STREET
                               GAYLORD, MICHIGAN  49735
            (Address of principal executive offices, including area code)


                                    (517) 731-0401
                 (Registrant's telephone number, including area code)

                                MICHIGAN BREWERY, INC.
                                    (Former Name)

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ITEM 5.  OTHER EVENTS.

     (a) The Registrant filed Restated Articles of Incorporation, attached hereto as Exhibit 3.1, with the Michigan Department of Commerce on September 30, 1997. The Restated Articles of Incorporation reflect (i) the change in the name of the Registrant from Michigan Brewery, Inc. to Big Buck Brewery & Steakhouse, Inc. and (ii) the increase in its authorized shares from 10,000,000 to 20,000,000. Both of these changes were approved by the shareholders at the Annual Meeting of Shareholders held on June 4, 1997.

     (b) Reference is made to the Press Release issued to the public by the Registrant, and attached hereto as Exhibit 99.1, relating to the opening of a Big Buck Brewery & Steakhouse in Auburn Hills, Michigan on October 1, 1997.

     (c) Reference is made to the Press Release issued to the public by the Registrant, and attached hereto as Exhibit 99.2, relating to the Registrant changing its name from Michigan Brewery, Inc. to Big Buck Brewery & Steakhouse, Inc., effective September 30, 1997.

     (d) Reference is made to the cautionary statements of the Registrant filed in its Current Report on Form 8-K on May 28, 1997.

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    ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
    EXHIBITS.

    (c)  Exhibits.

          3.1      Restated Articles of Incorporation.
         99.1      Press Release dated October 1, 1997.
         99.2      Press Release dated October 2, 1997.

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    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 3, 1997                BIG BUCK BREWERY & STEAKHOUSE, INC.


                                       /s/ Anthony P. Dombrowski
                                       ----------------------------------
                                       Anthony P. Dombrowski
                                       Chief Financial Officer
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                                    EXHIBIT INDEX



Exhibit
Number        Description
-------       -----------

     3.1      Restated Articles of Incorporation.
    99.1      Press Release dated October 1, 1997.
    99.2      Press Release dated October 2, 1997.